Recording Requested By and
When Recorded Mail To:

Oppenheimer Wolff & Donnelly
-----------------------------
45 South Seventh Street
-----------------------------
Plaza VII, Suite 3400
-----------------------------
Minneapolis, Minnesota 55402
-----------------------------
Attn:  Duane L. Paulson
-----------------------------
GECA Loan No. 2331

---------------------------------------------------------------------------

           MORTGAGE, ASSIGNMENT OF RENTS AND LEASES,
                       SECURITY AGREEMENT
                AND FIXTURE FINANCING STATEMENT

     THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT (this "Mortgage") is
made   this  20th  day  of  November,  1995,  between  ANNTAYLOR
DISTRIBUTION SERVICES, INC., a Delaware corporation as Mortgagor, whose address is 414 Chapel Street, New Haven, Connecticut 06511; and GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY, a Delaware corporation, as Mortgagee, whose address is P.O. Box 490, Seattle, King County, Washington 98111-0490.

     Mortgagee is making a loan (the "Loan") in the principal amount of Seven Million and No/100 Dollars ($7,000,000.00) to be secured by that certain real property (the "Realty") described in Exhibit A attached hereto. The Loan, if not sooner paid, is due and payable in full on November 30, 2002. The terms of the Loan provide for: (i) monthly payments of principal and interest; and
(ii) adjustment in the amount of installment payments to a change in the amortization period after the second loan year.

     In consideration of the Loan and the sum of One and No/100 Dollars ($1.00) in hand paid by the Mortgagee, the receipt of which is hereby acknowledged, Mortgagor does hereby MORTGAGE, GRANT, BARGAIN, SELL, AND CONVEY, unto Mortgagee, its successors and assigns, forever, AND GRANT TO THE MORTGAGEE A SECURITY INTEREST IN, all of Mortgagor's estate, rights, title, claim, interest and demand, either in law or in equity, of, in and to the following property, whether the same be now owned or hereafter acquired (the "Property"):

     (a) The Realty and all rights to the land lying in alleys, streets and roads adjoining or abutting the Realty;

      (b) All buildings, improvements and tenements now or hereafter located on the Realty;

     (c) All fixtures now or hereafter attached to the buildings actually constituting a part of the buildings, improvements and Realty which are necessary to the functional use of the building itself, rather than the specific operation of Mortgagor's business, which fixtures are generally limited to heating, cooling, air-conditioning, ventilating, refrigerating, plumbing, generating, power, lighting, fire prevention and extinguishing, security and access control, boilers, water heaters and furnaces, and all shrubbery and plants; all of which items shall be deemed part of the real property and not severable wholly or in part without material injury to the freehold;

     (d) All easements, all access, air and development rights, all minerals and oil, gas and other hydrocarbon substances, all royalties, all water, water rights and water stock, and all other rights, hereditaments, privileges, permits, licenses, franchises and appurtenances now or hereafter belonging or in any way appertaining to the Realty;

     (e) All present and future contracts and policies of insurance which insure Realty or any building, structures or improvements thereon, or any such fixtures against casualties and theft, and all monies and proceeds and rights thereto which may be or become payable by virtue of any such insurance contracts or policies;

    (f) All of the rents, revenues, issues, profits and income of the Property, and all present and future leases and other agreements for the occupancy or use of all or any part of the Realty, including without limitation all cash or security deposits, advance rentals and deposits or payments of similar nature and all guaranties of tenants' or occupants' performances under such leases and agreements; SUBJECT, HOWEVER, to the assignment of rents and other property to Mortgagee herein contained;

     (g) All general intangibles relating to the development or use of the Property, including without limitation all permits, licenses and franchises to the extent necessary to the building itself which is a part of the Property, all names under or by which the Property may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, logos and good will in any way relating to the Property, excluding, however, the name "AnnTaylor";

     (h) All awards, compensation and settlements in lieu thereof made as a result of the taking by power of eminent domain of the whole or any part of the Property, including any awards for damages sustained to the Property for a temporary taking, change in grade of streets or taking of access;

     (i) All water stock relating to the Property, all shares of stock or other evidence of ownership of any part of the Property that is owned by Mortgagor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Property; and

    (j) All products and proceeds of all of the foregoing.

     TO HAVE AND TO HOLD all of the aforedescribed Property and all parts, rights, members and appurtenances thereof, unto the Mortgagee, its successors and assigns, forever.

      TO   SECURE   THE  FOLLOWING  (collectively  the   "Secured
Obligations"):

     (1) Payment of the sum of Seven Million and No/100 Dollars ($7,000,000.00) with interest thereon, according to the terms and provisions of a promissory note of even date herewith, payable to Mortgagee, or order, and made by Mortgagor and AnnTaylor, Inc., a Delaware corporation, and all modifications, extensions, renewals and replacements thereof (collectively the "Note");

     (2) Payment of all sums advanced to protect the security of this Mortgage, together with interest thereon as herein provided;

     (3) Payment of all other sums which are or which may become owing under the Loan Documents;

    (4) Performance of all of Mortgagor's other obligations under the Loan Documents; and

    (5) Payment of the principal and interest on all other future loans or advances made by Mortgagee to Mortgagor when the promissory note evidencing the loan or advance specifically states that it is secured by this Mortgage, including all modifications, extensions, renewals, and replacements of any such future loan or advance, but the maximum principal amount of the indebtedness is twice the amount of initial principal amount of the Loan.

     As used herein, the term "Loan Documents" means the Note, this Mortgage, an Assignment of Rents and Leases (the terms of which shall control in the event of any conflict with the terms of Article 6 of this Mortgage), any loan agreement and Uniform Commercial Code Financing Statements executed in connection herewith, and any other instrument or document evidencing or securing the Loan or otherwise executed in connection therewith, together with all modifications, extensions, renewals and replacements thereof.

     MORTGAGOR HEREBY REPRESENTS, WARRANTS, COVENANTS AND  AGREES
AS FOLLOWS:

                           ARTICLE 1
                         TITLE AND USE
                         ---------------

     1.1 Warranty of Title.  Mortgagor represents and warrants to
         -----------------
Mortgagee that:  (a) except as may otherwise be expressly  stated

in  this Mortgage, Mortgagor has good and marketable title in fee simple to Realty and is the sole and absolute owner of all  other

Property;  (b)  the  Property is free from  liens,  encumbrances,

exceptions  or  other charges of any kind whatsoever  other  than non-delinquent  installments of ad  valorem  property  taxes  and

special   assessments,  the  "Permitted  Exceptions,"   if   any,

permitted under the policy of mortgagee's title insurance  issued to  Mortgagee  in  connection with this Mortgage  and  any  other liens, encumbrances, exceptions or charges expressly permitted by the  terms  of this Mortgage, and no others, whether superior  or inferior  to  this Mortgage, will be created or  suffered  to  be created by Mortgagor during the life of this Mortgage without the prior written consent of Mortgagee; (c) no default on the part of

Mortgagor  or,  to the best of Mortgagor's knowledge,  any  other person  exists  under  any  of the Permitted  Exceptions  and  as

applicable  all  are  in  full  force  and  effect  and   without

modification;  (d) Mortgagor will comply with the  terms  of  the

Permitted  Exceptions and will not modify the  same  without  the

Mortgagee's written consent; and (e) Mortgagor has the  right  to grant,  transfer,  convey  and  assign  the  Property  as  herein provided  and  will forever warrant and defend the Property  unto

Mortgagee  against  all claims and demands of  any  other  person whomsoever,  subject only to said non-delinquent installments  of taxes and assessments and Permitted Exceptions.



    1.2 Hazardous Substances.
        ---------------------

         (a)  Representations and Warranties.   Mortgagor  hereby
              ------------------------------
    represents and warrants to Mortgagee that:  (i) to  the  best of  Mortgagor's knowledge, no asbestos has ever been used  in the  construction,  repair or maintenance  of  any  building,

    structure  or other improvement now or heretofore located  on the  Property; (ii) no Hazardous Substance (as defined below)

    is   currently   being   generated,  manufactured,   refined,

    transported,   treated,  stored,  handled  or  disposed   of,

    transferred,  produced  or processed  on,  under  or  in  the

    Property,  except in compliance with all applicable  federal,

    state and local statutes, ordinances, rules, regulations  and other  laws;  (iii) neither Mortgagor nor,  to  the  best  of

    Mortgagor's  knowledge, any other person or entity  has  ever caused  or permitted any Hazardous Substance to be generated,

    manufactured, refined, transported, treated, stored,  handled or  disposed of, transferred, produced or processed on, under or  in the Property, except in compliance with all applicable

    federal,   state  and  local  statutes,  ordinances,   rules,

    regulations  and other laws; (iv) Mortgagor has not  received any  notice  of,  nor is Mortgagor aware of,  any  actual  or alleged  violation  with  respect  to  the  Property  of  any federal,  state or local statute, ordinance, rule, regulation

    or   other  law  pertaining  to  Hazardous  Substances;   and

    (v)  neither  Mortgagor nor the Property is  subject  to  any governmental or judicial claim, order, judgment or lien  with respect  to the clean-up of Hazardous Substances at  or  with respect  to  the Property.  Mortgagor further represents  and warrants to Mortgagee that the foregoing representations  and warranties contained in this paragraph 1.2(a) are made  after and  are  based upon inspection of the Property by  Mortgagor and  a  review  of the Phase I Environmental Site  Assessment

    Report  dated October 27, 1995, prepared by ATEC  Associates,

    Inc.



         (b)  Definition.   As used herein, the  term  "Hazardous
              ----------
    Substance" means any hazardous, toxic or dangerous substance,

    waste  or  material which is or becomes regulated  under  any federal,  state or local statute, ordinance, rule, regulation or  other  law  now  or  hereafter in  effect  pertaining  to

    environmental   protection,  contamination   or   clean   up,

    including without limitation any substance, waste or material which  now  or  hereafter is (i) designated as  a  "hazardous substance"  under or pursuant to the Federal Water  Pollution

    Control  Act  (33 U.S.C. 1251 et seq.), (ii)  defined  as  a
                                  ------
    "hazardous   waste"  under  or  pursuant  to   the   Resource

    Conservation and Recovery Act (42 U.S.C. 6901 et  seq.),  or
                                                  -------
    (iii) defined as a "hazardous substance" in the Comprehensive

    Environmental  Response, Compensation and Liability  Act  (42

    U.S.C. 9601 et seq.).
                ------


     1.3  Warranty of Regarding other Debt.  Mortgagor represents
          ---------------------------------
and  warrants to Mortgagee that the entering into of the Loan and granting  this  Mortgage on the Property  does  not  violate  any covenants  or restrictions in any debt instruments or  agreements with or obligations to any other lenders.



                           ARTICLE 2
                     MORTGAGOR'S COVENANTS
                     ---------------------


      2.1   Payment   and  Performance  of  Secured  Obligations.
            ----------------------------------------------------
Mortgagor  will pay when due all sums which are now or which  may become  owing  on  the Note, and will pay and perform  all  other

Secured Obligations, in accordance with their terms.



    2.2 Payment of Taxes, Utilities, Liens and Charges.
        -----------------------------------------------

         (a)  Taxes  and  Assessments.  Except as  the  same  may
              -----------------------
    otherwise  be  paid  under Article 3  relating  to  reserves,

    Mortgagor will pay when due directly to the payee thereof all

    taxes   and   assessments   (including   without   limitation

    non-governmental  levies or assessments such  as  maintenance charges,  owner association dues or charges, or fees,  levies

    or   charges   resulting   from  covenants,   conditions   or

    restrictions)  levied, assessed or charged  against  or  with

    respect  to  the  Property or this Mortgage.   Upon  request,

    Mortgagor shall promptly furnish to Mortgagee all notices  of

    amounts   due  under  this  subparagraph  and  all   receipts

    evidencing such payments.  However, Mortgagor may contest any such  taxes  or  assessments by appropriate proceedings  duly instituted and diligently prosecuted at Mortgagor's  expense.

    Mortgagor  shall  not  be obligated  to  pay  such  taxes  or assessments while such contest is pending if the Property  is not thereby subjected to imminent loss or forfeiture and,  if

    Mortgagor has not provided evidence that it has deposited the entire  amount  assessed  with  the  applicable  governmental authority,  it  deposits  the  entire  amount  together  with projected  penalties  and  interest  with  the  Mortgagee  or provides other security satisfactory to the Mortgagee in  its sole discretion.



         (b)  Utilities.  Mortgagor will pay when due all utility
              ---------
    charges and assessments for services furnished the Property.



         (c) Liens and Charges.  Mortgagor will pay when due  the
             -----------------
    claims of all persons supplying labor or materials to  or  in

    connection   with   the   Property.   Without   waiving   the

    restrictions  of  paragraph  4.1,  Mortgagor  will   promptly

    discharge  any  lien  or other charge,  whether  superior  or inferior  to this Mortgage, which may be claimed against  the

    Property.



    2.3 Insurance.
        ----------


          (a)  Coverages  Required.   Mortgagor  will  keep   the
               -------------------
    following insurance coverages in effect with respect  to  the

    Property:



                 (i)  Insurance  against loss  by  fire  and  the

        hazards   now  or  hereafter  embraced  by  the  standard

        "extended coverage" form of insurance, in an amount equal

        at   all  times  to  the  full  insurable  value  of  the

        improvements  then  located on the  Property.   All  such

        insurance  coverage  shall contain  a  "replacement  cost

        endorsement" satisfactory to Mortgagee.



                 (ii)     Flood  risk insurance  in  the  maximum

        amount  of  insurance  coverage  available  or  the  full

        replacement   cost  of  the  buildings  on  the   Realty,

        whichever  is  less, if the Realty is  now  or  hereafter

        designated as being located within a special flood hazard

        area under the Flood Disaster Protection Act of 1973  and

        if flood insurance is available.



                 (iii)    Loss  of rental value insurance  and/or

        business interruption insurance, as follows:  If  all  or

        any portion of the Property is rented or leased, loss  of

        rental  value  insurance in an amount equal  to  six  (6)

        months' aggregate gross rents from the Property as is  so

        occupied.   If  all  or any portion of  the  Property  is

        occupied by Mortgagor, business interruption insurance in

        an  amount equal to six (6) months' net income from  such

        portion of the Property as is so occupied.  The amount(s)

        of  such coverage(s) shall be subject to adjustment, from

        time  to  time at Mortgagee's request, to reflect changes

        in the rental and/or income levels during the term of the

        Loan.



                 (iv)    Comprehensive public liability insurance

        against  claims  for  bodily injury,  death  or  property

        damage  occurring on, in or about the Property (including

        coverage  for elevators and escalators, if  any,  on  the

        Property),  with the coverage being in an amount  of  not

        less  than One Million and No/100 Dollars ($1,000,000.00)

        combined  single-limit liability  coverage,  or  in  such

        greater amount(s) as Mortgagee may reasonably require.



                 (v)  Boiler  and  machinery  insurance  covering

        pressure vessels, air tanks, boilers, machinery, pressure

        piping,  heating,  air  conditioning  and  elevator   and

        escalator  equipment,  provided the improvements  contain

        equipment of such nature, and insurance against  loss  of

        occupancy  or use arising from breakdown of any  of  such

        items,  in  such  amounts  as  Mortgagee  may  reasonably

        require.



                 (vi)     Building ordinance coverage endorsement

        including contingent liability from operation of building

        laws, demolition cost and increased cost of construction,

        if, at any time, the Property constitutes a nonconforming

        but  permitted  use  under  applicable  zoning  or  other

        governmental laws.



                 (vii)   Insurance against such similar or  other

        hazards,  casualties, liabilities and  contingencies,  in

        such  forms  and amounts, as Mortgagee may from  time  to

        time reasonably require.



                 (viii)   To  the  extent Insurance  required  as

        referred  to hereinabove covers the Mortgagor's inventory

        and  other  property not identified  as  a  part  of  the

        Property  in this Mortgage, then the proceeds  from  such

        insurance or such other property shall not be payable  to

        Mortgagee  under  this Mortgage or  the  other  documents

        executed in connection with this Loan.



         (b)  Policies.  Each insurance policy will  be  in  form
              --------
    acceptable  to  Mortgagee, and will be issued  by  a  company acceptable  to  Mortgagee, which company shall,  among  other things,  be (i) duly authorized to provide such insurance  in the  state  in which the Property is located, and (ii)  rated

    "A"  or  better with a size rating of "V" or larger  by  A.M.

    Best  Company  in  its  most recent  publication  of  ratings

    (provided,  however,  that if A.M. Best Company  changes  its designations, the basis for its ratings or ceases to  provide ratings,  Mortgagee  shall be entitled to select  replacement ratings in the exercise of its reasonable business judgment).

    Each  hazard insurance policy will include a Form  438BFU  or equivalent  mortgagee endorsement in favor  of  and  in  form acceptable to Mortgagee, and each liability insurance  policy will  name  Mortgagee as an additional insured. All  required policies will provide for at least thirty (30) days'  written notice  to  Mortgagee  prior to the  effective  date  of  any cancellation or material amendment, which term shall  include any  reduction in the scope or limits of coverage.  Mortgagor shall  furnish  to Mortgagee a certificate  and  evidence  of

    insurance   setting  forth  the  coverage,  the   limits   of

    liability,  the carrier, the policy number and the expiration date,  and upon the written request of Mortgagee, a  copy  of

    the  corresponding policies or sections requested by it.   As

    security  for  the  Secured  Obligations,  Mortgagor   hereby

    assigns  to Mortgagee its interest in the insurance  policies but  only to the extent they relate to the Property, together with  all  proceeds thereof, and to the extent applicable  to blanket  policies,  rights thereto and all unearned  premiums returnable upon cancellation.



         (c) Payment; Renewals.  Mortgagor shall promptly furnish
             -----------------
    to  Mortgagee  all  renewal  notices  relating  to  insurance

    policies.   Except as the same may otherwise  be  paid  under

    Article  3  relating  to  reserves, Mortgagor  will  pay  all

    premiums  on insurance policies directly to the carrier.   At

    least  thirty (30) days prior to the expiration date of  each such  policy, Mortgagor shall furnish to Mortgagee a  renewal policy  or  certificate and evidence of insurance in  a  form acceptable  to  Mortgagee, together with  evidence  that  the

    renewal  premium  has  been  paid.   However,  in  the  event

    Mortgagor  provides to Mortgagee an acceptable  certification that  coverage will continue for a period of at least  thirty

    (30)  days  after written notice of the insurer's  intent  to cancel  or  materially  amend such  insurance  coverage  even though  the  current  terms of the  policy  or  policies  may expire,  Mortgagee  will accept, in lieu of  the  policy,  or certificate and evidence, at least fourteen (14)  days  prior to  the expiration date of each such policy, evidence that it is  processing the renewal of (or obtaining of new)  policies

    in   a  form  acceptable  to  Mortgagee  in  accordance  with

    Mortgagor's  customary  practices and Mortgagor  shall,  upon

    Mortgagee's request, furnish evidence that binds the coverage notwithstanding  that such renewal (or new) premium  has  not

    then  been  paid.   Within  ninety (90)  days  following  the

    expiration  date,  Mortgagor  shall  furnish  Mortgagee  with evidence that the renewal (or new) premium has been paid.



        (d) Insurance Proceeds.
            ------------------

                (i) In the event of any loss, Mortgagor will give

        prompt  written  notice thereof to the insurance  carrier

        and Mortgagee.  Mortgagor hereby authorizes Mortgagee  as

        Mortgagor's  attorney-in-fact to make proof of  loss,  to

        adjust  and compromise any claim, to commence, appear  in

        and  prosecute, in Mortgagee's or Mortgagor's  name,  any

        action  relating to any claim, and to collect and receive

        insurance  proceeds;  provided, however,  that  Mortgagee

        shall  have  no  obligation to do so.   If  an  event  of

        default  is not continuing, the preceding sentence  shall

        apply except that the Mortgagee shall not be entitled  to

        be  the  Mortgagor's attorney-in-fact and  the  Mortgagor

        shall  be  entitled  to  jointly  participate  with   the

        Mortgagee  in  adjusting any loss and  appearing  in  any

        proceeding.



                 (ii)     Except as may otherwise be required  by

        applicable  law,  Mortgagee  shall  apply  any  insurance

        proceeds received hereunder first to the payment  of  the

        costs  and  expenses incurred in the  collection  of  the

        proceeds  and  shall  then apply the  balance  (the  "Net

        Proceeds"), in its absolute discretion and without regard

        to the adequacy of its security, to:



                         (A)  The payment of indebtedness secured

            hereby,  whether then due and payable  or  not.   Any

            such application of proceeds to principal on the Note

            shall be without the imposition of any prepayment fee

            otherwise  payable  under the  Note,  but  shall  not

            extend  or  postpone the due dates of the installment

            payments  under  the  Note,  or  change  the  amounts

            thereof; or



                        (B) The reimbursement of Mortgagor, under

            Mortgagee's    prescribed    disbursement     control

            procedures, for the cost of restoration or repair  of

            the   Property.   Mortgagee  may,  at   its   option,

            condition  the reimbursement on Mortgagee's  approval

            of    the    plans   and   specifications   of    the

            reconstruction,    contractor's    cost    estimates,

            construction   budget   and   schedule,   architects'

            certificates,  waivers of liens, sworn statements  of

            mechanics and materialmen, and such other evidence of

            costs,   percentage   completion   of   construction,

            application of payments and satisfaction of liens  as

            Mortgagee may reasonably require.



                  (iii)     Notwithstanding  the  provisions   of

        paragraph 2.3(d)(ii) above, Mortgagee agrees that the Net

        Proceeds  from a loss described in this paragraph  2.3(d)

        will  be  made  available under clause (ii)(B)  above  to

        reimburse Mortgagor for the cost of restoration or repair

        of  the  Property,  provided that each of  the  following

        conditions is satisfied:



                         (A) No event of default has occurred and

            is continuing at the time the proceeds are received;




                         (B)  The Net Proceeds are less than  the

            indebtedness then secured by this Mortgage;



                         (C)  The proceeds are received more than

            one (1) year prior to the maturity date of the Note;



                         (D)  Mortgagor  gives Mortgagee  written

            notice within thirty (30) days after the proceeds are

            received  that  it intends to restore or  repair  the

            Property and requests that the Net Proceeds  be  made

            available therefor, and Mortgagor thereafter promptly

            commences the restoration or repair and completes the

            same  with  reasonable diligence in  accordance  with

            plans and specifications approved by Mortgagee, which

            approval shall not be unreasonably withheld;



                         (E) The Net Proceeds are sufficient,  in

            Mortgagee's reasonable business judgment, to  restore

            or repair the Property substantially to its condition

            prior  to  the  damage  or  destruction  or,  if   in

            Mortgagee's  reasonable business  judgment  they  are

            not,  Mortgagor deposits with Mortgagee funds  in  an

            amount equal to the deficiency, which funds Mortgagee

            may, at its option, require be expended prior to  use

            of the Net Proceeds; and



                           (F)    Mortgagee   receives   evidence

            reasonably  satisfactory  to  Mortgagee  that,   upon

            completion of the restoration or repair, the Property

            can  be  operated substantially as it was before  and

            will produce substantially as much income from tenant

            leases as it did before the damage or destruction.



                 (iv)     Except  to  the extent,  if  any,  that

        insurance proceeds are applied to payment of the  Secured

        Obligations,  Mortgagor's obligation to  restore,  repair

        and  maintain  the Property as provided in paragraph  2.4

        shall  not  be  excused, regardless of whether  insurance

        proceeds are available or insufficient.



         (e) Transfer of Title.  If the Property is sold pursuant
             -----------------
    to  Article 8 or if Mortgagee otherwise acquires title to the

    Property,  Mortgagee shall have all of the right,  title  and interest  of  Mortgagor in and to any insurance policies  and

    unearned   premiums  thereon  and  in  and  to  the  proceeds

    resulting from any damage to the Property prior to such  sale or acquisition.



    2.4 Preservation and Maintenance of Property; Right of Entry.
        --------------------------------------------------------


        (a) Preservation and Maintenance.  Mortgagor (i) will not
            -----------------------------
    commit  or  suffer  any  waste or permit  any  impairment  or deterioration  of  the Property, (ii) will  not  abandon  the

    Property, (iii) will restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as  Mortgagee  may approve in writing, in the  event  of  any damage,  injury  or loss thereto, whether  or  not  insurance proceeds are available to cover in whole or in part the costs of  such  restoration or repair, (iv) will keep the Property,

    including  improvements, fixtures, equipment,  machinery  and appliances  thereon, in good condition and repair  and  shall replace fixtures, equipment, machinery and appliances of  the

    Property  when necessary to keep such items in good condition and  repair, and (v) will generally operate and maintain  the

    Property in a commercially reasonable manner.



        (b) Alterations.  No building or other improvement on the
            -----------
    Realty  will  be structurally altered, removed or demolished,

    in  whole  or  in  part,  without Mortgagee's  prior  written consent,  nor  will any fixture or chattel  covered  by  this

    Mortgage and adapted to the use and enjoyment of the Property be  removed at any time without like consent unless  actually replaced  by  an  article  of  equal  suitability,  owned  by

    Mortgagor,  free  and clear of any lien or security  interest except such as may be approved in writing by Mortgagee.



         (c)  Right of Entry.  Mortgagee is hereby authorized  to
              --------------
    enter the Property, including the interior of any structures,

    at  reasonable  times and after reasonable  notice,  for  the purpose  of  inspecting the Property and for the  purpose  of performing  any  of  the  acts it is  authorized  to  perform hereunder.



    2.5 Hazardous Substances.
        --------------------

         (a) No Future Hazardous Substances.  Mortgagor will  not
             ------------------------------
    cause  or  permit  the  Property  to  be  used  to  generate,

    manufacture,   refine,  transport,  treat,   store,   handle,

    dispose,   transfer,   produce  or  process   any   Hazardous

    Substance, except in compliance with all applicable  federal,

    state and local statutes, ordinances, rules, regulations  and other  laws, nor shall Mortgagor cause or permit, as a result of  any  intentional or unintentional act or omission on  the part  of Mortgagor or any tenant, subtenant or other user  or occupier  of  the  Property, a releasing, spilling,  leaking,

    pumping,  pouring,  emitting,  emptying  or  dumping  of  any

    Hazardous  Substance onto the Property or any other  property or into any waters, except in compliance with all such laws.


         (b)  Notification; Clean Up.  Mortgagor will immediately
              ----------------------
    notify  Mortgagee should Mortgagor (i) become  aware  of  any

    Hazardous   Substance  or  other  environmental  problem   or

    liability  with  respect to the Property,  (ii)  receive  any notice  of,  or  become  aware  of,  any  actual  or  alleged violation with respect to the Property of any federal,  state or  local  statute, ordinance, rule, regulation or other  law pertaining to Hazardous Substances, or (iii) become aware  of any  lien  or  action with respect to any of  the  foregoing.

    Mortgagor will, at its sole expense, take all actions as  may be  necessary  or  advisable for the  clean-up  of  Hazardous

    Substances  on  or  with respect to the  Property,  including without  limitation  all  removal, containment  and  remedial actions  in  accordance with all applicable laws and  in  all events  in  a  manner  satisfactory to Mortgagee,  and  shall further  pay or cause to be paid all clean-up, administrative and  enforcement costs of governmental agencies with  respect to Hazardous Substances on or with respect to the Property if obligated to do so by contract or by law.



         (c)  Verification.  For the purposes of  inspecting  the
              ------------
    Property to ascertain the accuracy of all representations and warranties in this Mortgage relating to Hazardous Substances,

    and  the  observance  of  all  covenants  contained  in  this paragraph 2.5 (i) Mortgagee is hereby authorized to enter and

    inspect   the  Property,  including  the  interior   of   any

    structures, at reasonable times and after reasonable  notice,

    and  (ii)  if and at any time Hazardous Substances are  being handled  on  the Property, Mortgagor shall furnish  Mortgagee with  such  information and documents as  may  be  reasonably

    requested   by  Mortgagee  to  confirm  that  such  Hazardous

    Substances,  are  being  handled  in  compliance   with   all

    applicable  federal,  state and local  statutes,  ordinances,

    rules, regulations and other laws.  Mortgagor shall reimburse

    Mortgagee  upon demand for all costs and expenses,  including without limitation attorneys' fees, incurred by Mortgagee  in connection  with  any  such  entry  and  inspection  and  the obtaining of such information and documents.



     2.6  Parking.   If any part of the automobile parking  areas
          -------
included within the Property is taken by condemnation, or  before said areas are otherwise reduced, Mortgagor will take all actions as  are necessary to provide parking facilities in kind, size and location  to  comply  with  all  governmental  zoning  and  other regulations  and  all  leases.  Before making  any  contract  for

substitute   parking  facilities,  Mortgagor  will   furnish   to

Mortgagee  satisfactory assurance of completion thereof  free  of liens  and  in  conformity with all government zoning  and  other regulations.



     2.7  Use of Property.  Mortgagor will comply with all  laws,
          ---------------
ordinances,  regulations  and requirements  of  any  governmental body,  and  all  other  covenants, conditions  and  restrictions,

applicable  to  the  Property, and pay all fees  and  charges  in

connection  therewith.   Unless required  by  applicable  law  or

unless Mortgagee has otherwise agreed in writing, Mortgagor  will not  allow  changes in the use for which all or any part  of  the

Property  was  intended at the time this Mortgage  was  executed.

Mortgagor  will  not initiate or acquiesce in  a  change  in  the zoning  classification of the Property without Mortgagee's  prior written consent.


    2.8 Condemnation.
        -------------


          (a)   Proceedings.   Mortgagor  will  promptly   notify
                -----------
    Mortgagee  of  any  action  or  proceeding  relating  to  any condemnation  or  other taking (including without  limitation change of grade), whether direct or indirect, of the Property or  part  thereof  or  interest therein, and  Mortgagor  will appear  in and prosecute any such action or proceeding unless

    otherwise   directed  by  Mortgagee  in  writing.   Mortgagor

    authorizes    Mortgagee,    at   Mortgagee's    option,    as

    attorney-in-fact for Mortgagor, to commence,  appear  in  and prosecute, in Mortgagee's or Mortgagor's name, any action  or proceeding relating to any such condemnation or other taking,

    and to settle or compromise any claim in connection with such

    condemnation   or  other  taking;  provided,  however,   that

    Mortgagee  shall  have no obligation to do so.   All  awards,

    payments,   damages,  direct,  consequential  and  otherwise,

    claims,  and  proceeds thereof, in connection with  any  such condemnation or other taking, or for conveyances in  lieu  of condemnation,  are  hereby assigned  to  Mortgagee,  and  all proceeds  of  any  such awards, payments, damages  or  claims shall be paid to Mortgagee.



         (b) Application of Proceeds.  Mortgagee shall apply  any
             -----------------------
    such proceeds in the manner and upon the terms and conditions set forth in paragraph 2.3(d)(ii) relating to the application of  insurance  proceeds, without regard to the provisions  of paragraph 2.3(d)(iii).



     2.9 Protection of Mortgagee's Security.  Mortgagor will give
         ----------------------------------
notice  to Mortgagee of and will, at its expense, appear  in  and defend any action or proceeding that might affect the Property or title thereto or the interests of Mortgagee therein or the rights or  remedies  of Mortgagee.  If any such action or proceeding  is commenced  or if Mortgagee is made a party to any such action  or proceeding by reason of this Mortgage, or if Mortgagor  fails  to perform  any  obligation on its part to be  performed  hereunder,

then  Mortgagee, in its own discretion, may make any appearances,

disburse  any sums, make any entries upon the Property  and  take any  actions  as  may  be necessary or desirable  to  protect  or enforce  the  security  of this Mortgage, to  remedy  Mortgagor's failure to perform its obligations (without, however, waiving any

default   by  Mortgagor)  or  otherwise  to  protect  Mortgagee's

interests.  Mortgagor agrees to pay all loss, damage,  costs  and expenses, including reasonable attorneys' fees, of Mortgagee thus

incurred.   This  paragraph shall not  be  construed  to  require

Mortgagee to incur any expenses, make any appearances or take any actions.



     2.10     Reimbursement of Mortgagee's Expenses.  All amounts
              -------------------------------------
disbursed  by  Mortgagee pursuant to paragraph 2.9 or  any  other provision  of  this  Mortgage, with interest  thereon,  shall  be additional  indebtedness of Mortgagor secured by  this  Mortgage.

All  such amounts shall be immediately due and payable and  shall bear  interest from the date of disbursement at the interest rate in  effect on the Note from time to time, or at the maximum  rate which  may  be  collected from Mortgagor on such amounts  by  the payee thereof under applicable law if that is less.



     2.11     Books and Records; Financial Statements.  Mortgagor
              ---------------------------------------
will  keep  and maintain at Mortgagor's address stated above,  or such  other place as Mortgagee may approve in writing,  books  of accounts and records adequate to reflect correctly the results of

the   operation  of  the  Property  and  copies  of  all  written

contracts,   leases  and  other  instruments  which  affect   the

Property.   Such  books,  records, contracts,  leases  and  other

instruments  shall  be  subject to  examination,  inspection  and

copying  at  any  reasonable time by Mortgagee.   Mortgagor  will

furnish  to  Mortgagee, within twenty (20) days after Mortgagee's request  therefor,  the following documents,  each  certified  to

Mortgagee  by  Mortgagor  as being true,  correct  and  complete:

(a)  a  copy of all leases and other agreements for the occupancy or  use  of all or any part of the Property, (b) a rent roll  for the  Property,  showing the name of each  tenant,  and  for  each tenant, the suite occupied, the number of square feet rented, the lease  expiration date, the rent payable, the date through  which rent  has been paid, the amount of any security deposit  and  the number  and term of any renewal options, (c) a copy of  the  most

recent  real  and  personal  property  tax  statements  for   the

Property,  (d)  a  copy  of the most recent  statements  for  the insurance  coverages maintained under paragraph  2.3(a)  of  this

Mortgage,  and  (e)  a statement of income and  expenses  of  the

Property  for  the most recently ended fiscal year of  Mortgagor.

In  addition, Mortgagor and any general partner therein  and  any

guarantor   of  the  Loan  will  furnish  to  Mortgagee,   within

twenty  (20) days after Mortgagee's request therefor, a  complete

and   current  financial  statement,  in  reasonable  detail  and certified as correct by Mortgagor or such partner or guarantor.



                           ARTICLE 3
                            RESERVES
                            --------


     3.1  Deposits.  Mortgagor will, at the time of  making  each
          ---------
installment payment under the Note, deposit with Mortgagee a sum,

as  estimated  by  Mortgagee, equal to (a) the  rents  under  any ground  lease, (b) the taxes and special assessments next due  on the  Property, and (c) the premiums that will next become due  on insurance  policies as may be required under this Mortgage,  less all  sums  already deposited therefor, divided by the  number  of months  to  elapse before two (2) months prior to the  date  when such  rents, taxes, special assessments and premiums will  become

delinquent.   Mortgagee  may require Mortgagor  to  deposit  with

Mortgagee,   in  advance,  such  other  sums  for  other   taxes,

assessments, premiums, charges and impositions in connection with

Mortgagor or the Property as Mortgagee reasonably deems necessary to  protect  Mortgagee's interests (herein "Other  Impositions").

Such sums for Other Impositions shall be deposited in a lump  sum or in periodic installments, at Mortgagee's option.  If requested by  Mortgagee,  Mortgagor will promptly deliver to Mortgagee  all bills  and notices with respect to any rents, taxes, assessments,

premiums   and  Other  Impositions.   All  sums  deposited   with

Mortgagee  under  this  paragraph  3.1  are  hereby  pledged   as

additional   security   for   the   Secured   Obligations.    The

requirements  of  this paragraph are subject to  any  conditional waiver  executed by Mortgagee, limited to the time when ownership of the Property is as stated in such waiver.



     3.2  Application of Deposits.  All such deposited sums shall
          -----------------------
be  held  by  Mortgagee and applied in such  order  as  Mortgagee elects to pay such rents, taxes, assessments, premiums and  Other

Impositions or, in the event of default hereunder, may be applied

in  whole  or  in  part,  to indebtedness  secured  hereby.   The

arrangement  provided for in this Article 3  is  solely  for  the added  protection  of Mortgagee and entails no responsibility  on

Mortgagee's  part  beyond the allowing  of  due  credit,  without

interest,  for  the  sums  actually received  by  it.   Upon  any

assignment of this Mortgage by Mortgagee, any funds on hand shall be  turned  over  to  the  assignee  and  any  responsibility  of

Mortgagee with respect thereto shall terminate.  Each transfer of the  Property  shall automatically transfer to  the  grantee  all rights  of  Mortgagor  with  respect  to  any  funds  accumulated

hereunder.   Upon  payment  in full of the  Secured  Obligations,

Mortgagee  shall  promptly  refund  to  Mortgagor  the  remaining balance of any deposits then held by Mortgagee.



     3.3 Adjustments to Deposits.  If the total deposits held  by
         -----------------------
Mortgagee  exceed  the amount deemed necessary  by  Mortgagee  to provide  for  the  payment  of  such rents,  taxes,  assessments,

premiums  and Other Impositions as the same fall due,  then  such excess shall, provided no event of default then exists hereunder,

be   credited  by  Mortgagee  on  the  next  due  installment  or installments of such deposits.  If at any time the total deposits held  by  Mortgagee is less than the amount deemed  necessary  by

Mortgagee  to  provide for the payment thereof as the  same  fall due,  then  Mortgagor will deposit the deficiency with  Mortgagee within thirty (30) days after written notice to Mortgagor stating the amount of the deficiency.



                           ARTICLE 4
            RESTRICTIONS ON TRANSFER OR ENCUMBRANCE
            ---------------------------------------



     4.1 Restrictions on Transfer or Encumbrance of the Property.
         -------------------------------------------------------
If  the Property or any part thereof or interest therein shall be

encumbered,  sold  (by  contract  or  otherwise),  conveyed,   or

otherwise  transferred  by Mortgagor, or if  without  Mortgagee's prior  written consent there shall be any change in the ownership of  any stock interest in a corporate Mortgagor, in the ownership of  any  general partnership interest in any general  or  limited partnership  Mortgagor  or  in the ownership  of  any  beneficial interest in any other Mortgagor which is not a natural person  or persons,  or  if without Mortgagee's prior written consent  there shall  be any change in the ownership of any such stock,  general partnership  or  other beneficial interest  in  any  corporation,

partnership or other entity, organization or association directly or  indirectly  owning an interest in Mortgagor,  then  the  same shall  be  deemed  to  be  a  "Transfer"  for  purposes  of  this

paragraph.   In the event of such a Transfer, Mortgagee  may,  at

its sole option, declare such Transfer to constitute an event  of default  under  this Mortgage and invoke any remedy  or  remedies provided for in paragraph 8.1 hereof or may, at its sole  option,

consent  to such Transfer and increase the interest rate  on  the indebtedness  secured hereby.  Neither of the  foregoing  options shall apply, however, in the case of a Transfer (a) by devise  or descent  or  operation  of law upon the death  of  an  individual

Mortgagor, a partner of a partnership Mortgagor, a shareholder of a  corporate Mortgagor, the owner of a beneficial interest of any other  Mortgagor which is not a natural person, or the  owner  of any  stock,  partnership  or  other beneficial  interest  in  any

corporation,   partnership  or  other  entity,  organization   or

association   directly  or  indirectly  owning  an  interest   in

Mortgagor,  provided  that following the Transfer  the  person(s)

and/or  firm(s)  having  effective  managerial  control  of   the

Property are reasonably satisfactory to Mortgagee, (b) a Transfer of  the Property or any portion thereof to AnnTaylor, Inc. or any of  its  subsidiaries, (the "Permitted Transferees"), so long  as the  transfer is subject to this Mortgage in all respects and the

Permitted  Transferee has executed and delivered to the Mortgagee such  documents  as  are  reasonably  requested  to  give  effect thereto, or (c) transfers of shares of stock in AnnTaylor  Stores

Corporation  so  long  as  its stock  is  publicly  traded  on  a recognized stock exchange.



                           ARTICLE 5
           UNIFORM COMMERCIAL CODE SECURITY AGREEMENT
           ------------------------------------------



    5.1 Grant to Mortgagee.  This Mortgage constitutes a security
        -------------------
agreement pursuant to the Uniform Commercial Code with respect to all  Property  constituting "Property" as  described  herein  and

Mortgagor hereby grants Mortgagee a security interest in all such property  as  additional  security for the  Secured  Obligations.

Notwithstanding the foregoing, the Mortgagee agrees that  it  has no  security interest, lien or claim in, on or to the  inventory,

personal   property,   computer   equipment,   materials-handling

equipment, or similar personal property or fixtures which may now

or  in  the  future be located on the Realty.   If  requested  by

Mortgagor, Mortgagee agrees to execute an instrument in form  and substance reasonably satisfactory to Mortgagee stating that  such items  are  free  from  any lien, claim or security  interest  of

Mortgagee, certifying that Mortgagor is not in default, (if it is

not)   and  consenting  to  such  transaction  conditioned   upon

Mortgagee  having  no responsibility for such  property  and  the agreement of the secured party that, in the event Mortgagee takes possession of the Property through exercise of its remedies as  a result  of  a  deed in lieu of foreclosure, it will  remove  such property  upon Mortgagee's request without damaging the Property,

within  a  reasonable  time  after Mortgagee's  request  or  such

property  shall  be  deemed  abandoned  by  the  secured   party;

provided,  however, nothing herein shall be construed to  require any  consent  from  Mortgagee for such  transaction  or  for  the alteration or replacement of any such items.



     5.2  Mortgagee's  Rights  and  Remedies.   With  respect  to
          ----------------------------------
Property  subject  to the foregoing security interest,  Mortgagee has  all of the rights and remedies (i) of a secured party  under the  Uniform  Commercial  Code, (ii) provided  herein,  including without  limitation the right to cause such Property to  be  sold

under   the   power  of  sale  granted  by  this  Mortgage,   and

(iii) provided by law.  In exercising its remedies, Mortgagee may proceed  against  the items of real property  and  any  items  of personal  property  separately  or  together  and  in  any  order whatsoever,  without  in any way affecting  the  availability  of

Mortgagee's  remedies.   Upon demand by  Mortgagee  following  an

event of default hereunder, Mortgagor will assemble any items  of personal  property and make them available to  Mortgagee  at  the

Property,  a  place  which  is hereby  deemed  to  be  reasonably convenient  to both parties.  Mortgagee shall give  Mortgagor  at least  ten (10) days' prior written notice of the time and  place of  any public sale or other disposition of such Property  or  of the time of or after which any private sale or any other intended disposition  is  to  be made.  Any person  permitted  by  law  to purchase at any such sale may do so.  Such Property may  be  sold at  any  one  or  more public or private sales  as  permitted  by

applicable  law.   All  expenses incurred in  realizing  on  such

Property shall be borne by Mortgagor.



     5.3  Fixture Filing.  THIS MORTGAGE SHALL BE EFFECTIVE AS  A
          ---------------
FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL

GOODS  WHICH  ARE  OR  ARE  TO BECOME  FIXTURES  RELATED  TO  THE

PROPERTY.   FOR  PURPOSES  OF  THE UNIFORM  COMMERCIAL  CODE  THE

FOLLOWING INFORMATION IS FURNISHED:



         (a) The name and address of the record owner of the real estate described in this instrument is:


            AnnTaylor Distribution Services, Inc.
            414 Chapel Street
            New Haven, Connecticut 06511


        (b) the name and address of the Debtor is:

            AnnTaylor Distribution Services, Inc.
            414 Chapel Street
            New Haven, Connecticut 06511

        (c) the name and address of the Secured Party is:

            General Electric Capital Assurance Company
            P. O. Box 490
            Seattle, Washington 98111-0490

        (d)   Information  concerning  the  security   interest
    evidenced by this instrument may be obtained from the Secured
    Party at its address above.

        (e) This document covers goods which are or are to become fixtures.

        (f) Proceeds and products of collateral are also covered.



                           ARTICLE 6
      ASSIGNMENT OF RENTS AND LEASES; LEASES OF PROPERTY;
      ---------------------------------------------------
        APPOINTMENT OF RECEIVER; MORTGAGEE IN POSSESSION
        ------------------------------------------------



     6.1 Mortgagor to Comply with Leases.  Mortgagor will, at its
         -------------------------------
own cost and expense:


         (a) Faithfully abide by, perform and discharge each and every obligation, covenant and agreement under any leases or other agreements for the occupancy or use of the Property
    (collectively "Leases") to be performed by the landlord thereunder;

         (b) Enforce or secure the performance of each and every material obligation, covenant, condition and agreement of said Leases by the tenants thereunder to be performed;

         (c)  Not  borrow against, pledge or further  assign  any
    rentals  due under said Leases (which shall not prohibit  the transfers  referred to in subparagraph (b) of  paragraph  4.1 above);

         (d) Not permit the prepayment of any rents due under any of the Leases for more than one month in advance nor for more than the next accruing installment of rents, nor anticipate, discount, compromise, forgive or waive any such rents;

         (e)  Not waive, excuse, condone or in any manner release
    or   discharge  any  tenants  of  or  from  the  obligations,
    covenants, conditions and agreements by said tenants to be performed under the Leases;

         (f) Not permit any tenant to assign or sublet its interest in any of the Leases unless required to do so by the terms of the Lease and then only if such assignment does not work to relieve the tenant of any liability for payment of and performance of its obligations under such Lease;

        (g) Not terminate any Lease or accept a surrender thereof or a discharge of the tenant providing for a term (assuming that all renewal options, if any, are exercised) of more than five (5) years nor shall Mortgagor terminate or accept a surrender in any single twelve (12) month period more than twenty-five percent (25%) of the aggregate total net rentable area without the written consent of the Mortgagee;

        (h) Not consent to a subordination of the interest of any tenant to any party other than Mortgagee and then only if specifically consented to by the Mortgagee; and

          (i) Not amend or modify any Lease or alter the obligations of the parties thereunder, excepting in the ordinary and prudent course of business with due regard for the security afforded the Mortgagee by the Lease, and will not, without the Mortgagee's written consent, enter into, execute, modify, or extend any Lease now existing or hereafter made providing for a term (assuming that all renewal options, if any, are exercised) of more than five (5) years unless the leased premises is less than twenty-five percent (25%) of the net rentable area of the building improvements at the Property.



     6.2  Mortgagee's Right to Perform under Leases.  Should  the
          -----------------------------------------
Mortgagor fail to perform, comply with or discharge any obligations of Mortgagor under any lease or should the Mortgagee become aware of or be notified by any tenant under any lease of a failure on the part of Mortgagor to so perform, comply with or discharge its obligations under said lease, Mortgagee may, but shall  not be obligated to, and without further demand  upon  the
Mortgagor,  and without waiving or releasing Mortgagor  from  any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the then rate in effect on the Note. All such sums, together with interest as aforesaid shall become so much additional indebtedness secured by this Mortgage, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.



     6.3  Assignment  of  Leases and Rents.  The  Mortgagor  does
          --------------------------------
hereby sell, assign and transfer unto Mortgagee all of the leases, rents, issues, income and profits now due and which may hereafter become due under or by virtue of the Leases including those, if any, described on Exhibit B attached hereto, whether written or verbal, or any agreement for the use or occupancy of the Property, it being the intention of this Mortgage to establish an absolute present transfer and assignment of the Leases and all of the rents, issues, income and profits from the Property unto the Mortgagee, and not merely the granting of a security interest, and the Mortgagor does hereby appoint irrevocably the Mortgagee its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents and profits; provided, Mortgagee grants the Mortgagor the privilege, revocable, to collect and retain such rents, income, and profits unless and until an event of default exists under this Mortgage. Upon an event of default and whether before or after the institution of proceedings to sell the Property or foreclose this Mortgage or during any period of redemption the Mortgagee, and without regard to waste, adequacy of the security or solvency of the Mortgagor, may revoke the privilege granted Mortgagor hereunder to collect the rents, issues, income and profits of the Property, and may, at its option, without notice:

         (a) in person or by agent, with or without taking possession of or entering the Property, with or without bringing any action or proceeding, give, or require Mortgagor to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay such rents, issues, income and profits to Mortgagee; collect all of the rents, issues and profits; enforce the payment thereof and exercise all of the rights of the landlord under any lease and all of the rights of Mortgagee hereunder; enter upon, take possession of, manage and operate said Property, or any part thereof; cancel, enforce or modify any leases, and fix or modify rents, and do any acts which the Mortgagee deems proper to protect the security hereof with or without taking possession of said Property; or

        (b) apply for the appointment of a receiver in accordance with the statutes and law made and provided for, which receivership Mortgagor hereby consents to, who shall collect the rents, profits and all other income of any kind; manage the Property so as to prevent waste; and execute leases within or beyond the period of receivership.

     The rents, issues, income and profits may be applied, less costs and expenses of operation, management and collection, including attorneys fees and the payment of the fees and expenses of any agent or receiver, to the payment of taxes, assessments, insurance premiums and expenditures for the management, repair and upkeep of the Property, to the performance of landlord's obligations under any Leases and to the Secured Obligations, all in such order as the Mortgagee may determine. The entering upon and taking possession of the Property, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any defaults under this Mortgage nor in any way operate to prevent the Mortgagee from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage nor shall it in any way be deemed to constitute the Mortgagee a mortgagee-in-possession. The rights and powers of the Mortgagee hereunder shall remain in full force and effect both prior to and after any foreclosure of the Mortgage and any sale pursuant thereto.



     6.4 Leases of the Property.  Without the Mortgagee's written
         -----------------------
consent, the Mortgagor will not enter into, execute, modify, or extend any Lease now existing or hereafter made providing a term (assuming that all renewal options, if any, are exercised) of more than five (5) years unless the leased premises is less than twenty-five percent (25%) of the net rentable area of the building improvements at the Property. Mortgagor shall not surrender or terminate any Lease now existing or hereafter made providing a term (assuming that all renewal options, if any, are exercised) of more than five (5) years nor shall Mortgagor surrender or terminate in any single twelve-month period more than twenty-five percent (25%) of the aggregate total net rentable area without the written consent of the Mortgagee. Each lease of the Property, at the election of the Mortgagee, will be either superior or subordinate to the lien of the Mortgage, and each tenant shall execute an appropriate subordination or attornment agreement as required by the Mortgagee. Also, to the extent required by the Mortgagee, each tenant shall execute an estoppel certificate and acknowledge receipt of a notice of the assignment of its lease, all satisfactory in form and content to the Mortgagee.



                           ARTICLE 7
                       EVENTS OF DEFAULT
                       -----------------



     7.1 Events of Default.  Any one or more of the following  is
         -------------------
an event of default hereunder:



         (a) Failure to make any payment when due under the Note, this Mortgage or any of the other Loan Documents, followed by the failure to make such payment within ten (10) days after written notice thereof given to Mortgagor by Mortgagee; provided, however, that Mortgagee shall not be obligated to give Mortgagor written notice prior to exercising its remedies with respect to such default if Mortgagee had twice previously given Mortgagor during that calendar year a notice of default for failure to make a payment of similar type.

         (b) Failure to perform any other covenant, agreement or obligation under the Note, this Mortgage or any of the other Loan Documents, followed by the failure to cure such default within thirty (30) days after written notice thereof given to Mortgagor by Mortgagee (or if such cure cannot be completed within such thirty (30) day period through the exercise of diligence, the failure by Mortgagor to commence the required cure within such thirty (30) day period and thereafter to continue the cure with diligence and to complete the cure within ninety (90) days following Mortgagee's notice of default).

         (c) Mortgagor or any trustee of Mortgagor files a petition in bankruptcy or for an arrangement, reorganization or any other form of debtor relief; or such a petition is filed against Mortgagor or any trustee of Mortgagor and the petition is not dismissed within forty-five (45) days after filing.

        (d) A decree or order is entered for the appointment of a trustee, receiver or liquidator for Mortgagor or Mortgagor's property, and such decree or order is not vacated within forty-five (45) days after the date of entry.

        (e) Mortgagor commences any proceeding for dissolution or
    liquidation;  or  any  such proceeding is  commenced  against
    Mortgagor   and  the  proceeding  is  not  dismissed   within
    forty-five (45) days after the date of commencement.

         (f) Mortgagor makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due.

         (g) There is an attachment, execution or other judicial seizure of any portion of Mortgagor's assets and such seizure is not discharged within ten (10) days.

        (h) Any representation or disclosure made to Mortgagee by
    Mortgagor  or  any  guarantor  of  the  Loan  proves  to   be
    materially false or misleading when made, whether or not that representation or disclosure is contained herein.




                           ARTICLE 8
                            REMEDIES
                            --------

    8.1 Acceleration Upon Default; Additional Remedies.  Upon the
        -------------------------
occurrence and continuance of an event of default hereunder, Mortgagee may, at its option and without notice to or demand upon Mortgagor, take any one or more of the following actions:


        (a) Declare any or all indebtedness secured by this Mortgage to be due and payable immediately.


        (b) Bring a court action to enforce the provisions of this Mortgage or any of the indebtedness or obligations secured by this Mortgage.


        (c) Bring a court action to foreclose this Mortgage.


        (d)  Foreclose  this Mortgage under the  power  of  sale
    granted   by  this  Mortgage  in  any  manner  permitted   by
    applicable law.


        (e) Exercise any or all of the rights and remedies provided for herein in the event of default hereunder.


        (f) Exercise any other right or remedy available under law or in equity.



     8.2 Right to Foreclose.  If an event of default shall occur,
         -------------------
the Mortgagee may, either with or without entry or taking possession, proceed by suit or suits at law or in equity or by any other appropriate proceedings or remedy to enforce payment of the Secured Obligations or the performance of any other term hereof or any other right and the Mortgagor hereby authorizes and fully empowers the Mortgagee to foreclose this Mortgage and grants to the Mortgagee full authority to sell the Property at public auction and convey title to the Property to the purchaser, either in one parcel or separate lots and parcels, all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal and interest due on the Note and the Secured Obligations together with all such sums of money as Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon at the rate of interest provided for in the Note and all costs and expenses of such foreclosure, including lawful attorney's fees, with the balance, if any, to be paid to the persons entitled thereto by law. In any such proceeding the Mortgagee may apply all or any portion of the Secured Obligations to the amount of the purchase price.



     8.3  Application  of  Proceeds  of  Foreclosure  Sale.   The
          ------------------------------------------------
proceeds of any foreclosure sale of the Property shall be distributed and applied in the following order of priority unless otherwise provided by law: (a) to all costs and expenses incident to the foreclosure proceedings and in all prior efforts to effect collection of the Secured Obligations, including all such allowable items as are mentioned in the preceding paragraph hereof; (b) all other items which under the terms hereof constitute Secured Obligations additional to that evidenced by the Note, with interest thereon as provided herein or in the Note; (c) all interest remaining unpaid on the Note; (d) all principal remaining unpaid on the Note, to be applied first to principal which is not the subject of any guaranty by any third party and thereafter, after all such non-guaranteed principal has been repaid, to principal that is the subject of any such guaranty; and (e) the balance, if any, shall be paid over to the Mortgagor or its successors and assigns. In any event, the purchaser under any foreclosure sale shall be under no obligation to see to the proper application of the purchase money.



    8.4 Waiver of Order of Sale and Marshaling.  Mortgagor waives
        --------------------------------------
all rights to direct the order in which any of the Property will be sold in the event of any sale under this Mortgage, and also any right to have any of the Property marshaled upon any sale.



     8.5  Non-Waiver of Defaults.  The entering upon  and  taking
          ----------------------
possession of the Property, the collection of Rents or the proceeds of fire and other insurance policies or compensation or awards for any taking or damage of the Property, and the application or release thereof as herein provided, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.



     8.6  Foreclosure Subject to Tenancies.  Mortgagee shall have
          --------------------------------
the right at its option to foreclose this Mortgage subject to the rights of any tenant or tenants of the Property.



     8.7  Evasion  of Prepayment Terms.  If an event  of  default
          ----------------------------
hereunder has occurred and is continuing, a tender of payment of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale (including sale under power of sale) by Mortgagor, its successors or assigns or by anyone in behalf of Mortgagor, its successors or assigns, shall constitute an evasion of the prepayment terms of the Note and be deemed to be a voluntary prepayment thereunder and any such payment to the extent permitted by law, will, therefore, include the additional payment required under the prepayment privilege, if any, contained in the Note.



     8.8  Remedies Cumulative.  To the extent permitted  by  law,
          --------------------
every right and remedy provided in this Mortgage is distinct and cumulative to all other rights or remedies under this Mortgage or afforded by law or equity or any other agreement between Mortgagee and Mortgagor, and may be exercised concurrently, independently or successively, in any order whatsoever. Mortgagee may exercise any of its rights and remedies at its option without regard to the adequacy of its security.



      8.9  Mortgagee's  Expenses.   Mortgagor  will  pay  all  of
           ---------------------
Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any suit is filed, including without limitation legal fees and disbursements, foreclosure costs and title charges. All such sums, with interest thereon, shall be additional indebtedness of Mortgagor secured by this Mortgage. Such sums shall be immediately due and payable and shall bear interest from the date of disbursement at the default rate of interest stated in the Note, or the maximum rate which may be collected from Mortgagor under applicable law if that is less.



     8.10     Right  to Discontinue Proceedings.   In  the  event
              ---------------------------------
Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and in such event Mortgagor and Mortgagee shall be restored to their former positions with respect to the indebtedness secured by this Mortgage. This Mortgage, the Property and all rights, remedies and recourse of the Mortgagee shall continue as if the same had not been invoked.




                           ARTICLE 9
                            GENERAL
                            -------



     9.1  Application of Payments.  Except as applicable  law  or
          ------------------------
this Mortgage may otherwise provide, all payments received by Mortgagee under the Note or this Mortgage shall be applied by
Mortgagee in the following order of priority: (a) Mortgagee's expenses incurred in any efforts to enforce any terms of this Mortgage; (b) amounts payable to Mortgagee by Mortgagor under
Article 3 for reserves; (c) interest and late charges payable on the Note; (d) principal of the Note; (e) interest payable on advances made to protect the security of this Mortgage;
(f) principal of such advances; and (g) any other sums secured by this Mortgage in such order as Mortgagee, at its option, may determine; provided, however, that Mortgagee may, at its option, apply any such payments received to interest on and principal of advances made to protect the security of this Mortgage prior to applying such payments to interest on or principal of the Note.



    9.2 Release of Mortgage.  Upon payment of all sums secured by
        -------------------
this Mortgage, this Mortgage and all assignments contained herein shall be void, and this Mortgage shall be released by the Mortgagee at the cost and expense of the Mortgagor, otherwise to remain in full force and effect.



     9.3 Mortgagee's Powers.  Without affecting the liability  of
         ------------------
any person for payment or performance of the Secured Obligations, Mortgagee, at its option, may extend the time for payment of the indebtedness secured hereby or any part thereof, reduce payment thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of the indebtedness, release the lien of this Mortgage on any part of the Property, take or release other or additional security, release or cause to be released all or any part of the Property, or consent to the making of any map or plat of the Property, or consent to the granting of any easement or creating of any restriction on the Property, or join in any subordination or other agreement affecting this Mortgage or the lien or charge hereof. Mortgagor shall pay Mortgagee a reasonable service charge, together with such title insurance premiums and attorneys' fees as may be incurred at Mortgagee's option, for any such action if taken at Mortgagor's request.



     9.4  Subrogation.  Mortgagee shall be subrogated for further
          ------------
security to the lien, although released of record, of any and all encumbrances discharged, in whole or in part, by the proceeds of the Loan or any other indebtedness secured hereby.



     9.5  No Violation of Usury Laws.  Interest, fees and charges
          --------------------------
collected or to be collected in connection with the indebtedness secured hereby shall not exceed the maximum, if any, permitted by any applicable law. If any such law is interpreted so that said interest, fees and/or charges would exceed any such maximum and Mortgagor is entitled to the benefit of such law, then: (a) such interest, fees and/or charges shall be reduced by the amount necessary to reduce the same to the permitted maximum; and
(b) any sums already paid to Mortgagee which exceeded the permitted maximum will be refunded. Mortgagee may choose to make the refund either by treating the payments, to the extent of the excess, as prepayments of principal or by making a direct payment to the person(s) entitled thereto. No prepayment premium shall be assessed on prepayments under this paragraph. The provisions of this paragraph shall control over any inconsistent provision of this Mortgage or the Note or any other Loan Documents.



    9.6 Additional Documents; Power of Attorney.  Mortgagor, from
        ---------------------------------------
time to time, will execute, acknowledge and deliver to Mortgagee upon request, and hereby irrevocably appoints Mortgagee its attorney-in-fact to execute, acknowledge, deliver and if appropriate file and record, such security agreements, assignments for security purposes, assignments absolute, financing statements, affidavits, certificates and other documents, in form and substance satisfactory to Mortgagee, as Mortgagee may request in order to perfect, preserve, continue, extend or maintain the assignments herein contained, the lien and security interest under this Mortgage, and the priority thereof, but for no other purposes. Mortgagor will pay to Mortgagee upon request therefor all costs and expenses incurred in connection with the preparation, execution, recording and filing of any such document.



     9.7  Waiver  of Statute of Limitations.  To the full  extent
          ----------------------------------
Mortgagor may do so, Mortgagor hereby waives the right to assert any statute of limitations as a defense to the enforcement of the lien of this Mortgage or to any action brought to enforce the Note or any other obligation secured by this Mortgage.



     9.8  Forbearance by Mortgagee Not a Waiver.  Any forbearance
          -------------------------------------
by Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy, and no waiver by Mortgagee of any particular default by Mortgagor shall constitute a waiver of any other default or of any similar default in the future. Without limiting the generality of the foregoing, the acceptance by Mortgagee of payment of any sum secured by this Mortgage after the due date thereof shall not be a waiver of Mortgagee's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Mortgagee shall not be a waiver of Mortgagee's right to accelerate the maturity of the indebtedness secured by this Mortgage, nor shall Mortgagee's receipt of any awards, proceeds or damages under paragraphs 2.3 and 2.8 hereof operate to cure or waive Mortgagor's default in payment of sums secured by this Mortgage.



     9.9  Modifications  and Waivers.  This  Mortgage  cannot  be
          --------------------------
waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.



     9.10     Notice.   Except as applicable  law  may  otherwise
              ------
require, all notices and other communications shall be in writing and shall be deemed given when delivered by personal service or when mailed, by certified or registered mail, postage prepaid, addressed to the address set forth at the beginning of this Mortgage. Any party may at any time change its address for such purposes by delivering or mailing to the other parties hereto as aforesaid a notice of such change.



    9.11    Governing Law; Severability; Captions.  This Mortgage
            -------------------------------------
shall be governed by the laws of the State of Kentucky. If any provision or clause of this Mortgage conflicts with applicable law, such conflicts shall not affect other provisions or clauses hereof which can be given effect without the conflicting provision, and to this end the provisions hereof are declared to be severable. The captions and headings of the paragraphs and articles of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.



     9.12     Definitions.  As used herein:  the term "Mortgagor"
              -----------
means the Mortgagor herein named, together with any subsequent owner of the Property or any part thereof or interest therein, and the term "Mortgagee" means the Mortgagee herein named, together with any subsequent owner or holder of the Note or any interest therein, including pledgees, assignees and participants.




     9.13     Successors  and Assigns Bound;  Joint  and  Several
              -----------------------------
Liability;  Agents.  This Mortgage shall bind and  inure  to  the
--------    -----
benefit of the parties hereto and their respective heirs, devisees, legatees, administrators, executors, successors and assigns, subject to the provisions of Article 4 hereof. All obligations of Mortgagor hereunder are joint and several. In exercising any rights hereunder or taking actions provided for herein, Mortgagee may act through its employees, agents or independent contractors as authorized by Mortgagee.



     9.14    Number; Gender.  This Mortgage shall be construed so
             --------------
that wherever applicable the use of the singular number shall include the plural number, and vice versa, and the use of any gender shall be applicable to all genders.



     9.15    Time.  Time is of the essence in connection with all
             ----
obligations of Mortgagor herein.



     IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this Mortgage as of the day and year first above written.


                              ANNTAYLOR DISTRIBUTION SERVICES, INC.,
                                a Delaware corporation


                                By: /s/ Walter J. Parks
                                    --------------------

                                Its:  Vice President





STATE OF New York  )
                                    )SS
COUNTY OF New York   )

    The foregoing instrument was acknowledged before me this 20th day  of  November,  1995,  by  Walter J. Parks, the Vice President
of  ANNTAYLOR  DISTRIBUTION   SERVICES, INC., a Delaware
corporation, on behalf of the corporation.



                                Notary Public /s/ Jocelyn F.L. Barandiaran
                                My Commission Expires  Nov. 30, 1996




THIS DOCUMENT WAS DRAFTED BY:


Duane L. Paulson
Oppenheimer Wolff & Donnelly
Plaza VII, Suite 3400
45 South Seventh Street
Minneapolis, Minnesota 55402

=======================================================================
                           EXHIBIT A
                               TO
                            MORTGAGE
                            --------


                       PROPERTY SCHEDULE
                       -----------------

LEGAL DESCRIPTION
------------------


Being LOT 49, as shown on the plat of RIVERPORT, SECTION 2, plat of which is of record in Plat and Subdivision Book 34, Page 50, in the Office of the Clerk of Jefferson County, Kentucky.


Being  the  same  property  acquired  by  ANNTAYLOR  DISTRIBUTION
SERVICES,  INC., a Delaware corporation, by Deed  dated  June  1,
1994, of record in Deed Book 6460, Page 547, in the Office of the Clerk of Jefferson County, Kentucky.







Being the same property acquired  by _________________________  by  Deed dated _______________  of record in Deed Book _______, Page______ in the Office of the Clerk of Jefferson, County, Kentucky.






                            Z3484\11269\498\MORTGAGE\11-21-95\DLP